SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934



                            January 29, 2003
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                   (Date of earliest event reported)



                        ESB Financial Corporation
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         (Exact name of registrant as specified in its charter)


Pennsylvania                        0-19345                     25-1659846
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(State or other jurisdiction  (Commission File Number)        (IRS Employer
of incorporation)                                           Identification No.)


600 Lawrence Avenue
Ellwood City, Pennsylvania                                        16117
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(Address of principal executive offices)                       (Zip Code)


                                (724) 758-5584
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             (Registrant's telephone number, including area code)


                                Not Applicable
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             (Former name, former address and former fiscal year,
                       if changed since last report)




Item 5.   Other Events

     The information to be reported herein is incorporated by reference from the press release, dated January 29, 2003, filed as Exhibit 99 to this Form 8-K.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

          99   Press release dated January 29, 2003.

















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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             ESB Financial Corporation
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                                                    (Registrant)


Date: January 30, 2003              By: /s/ Charlotte A. Zuschlag
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                                        Charlotte A. Zuschlag
                                        President & Chief Executive Officer
                                        (Principal Executive Officer)